UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 27, 2005

                         California Water Service Group
             (Exact name of registrant as specified in its charter)

         Delaware                      1-13883                  77-0448994
         --------                      -------                  ----------
(State or other jurisdiction    (Commission File No.)          (IRS Employer
      of incorporation)                                   Identification Number)


                1720 North First Street
                San Jose, California                               95112
                --------------------                               -----
       (Address of principal executive offices)                  (Zip Code)

                                 (408) 367-8200
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Richard D. Nye, former Chief Financial Officer of the Company, submitted his resignation from the Company effective October 27, 2005. As previously reported, Mr. Nye had been placed on administrative leave on September 28, 2005 following the filing of a civil suit by the Securities and Exchange Commission against Mr. Nye relating to a position that Mr. Nye held previously at another company. The Company and Mr. Nye are currently finalizing the terms of separation arrangements which will be disclosed once they are completed.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated:   October 31, 2005


                                                  CALIFORNIA WATER SERVICE GROUP


                                                  By:   /s/ John S. Tootle
                                                     ---------------------------
                                                             John S. Tootle
                                                         Acting Vice President,
                                                        Chief Financial Officer
                                                             and Treasurer
                                                       (Duly Authorized Officer)